UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

SeaBright Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34204	56-2393241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 4th Avenue, Suite 2600
Seattle, Washington  98101
(Address of Principal executive offices, including  Zip Code)

206-269-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2010, Peter Y. Chung, a member of our board of directors and a managing director of Summit Partners, L.P., a private equity and venture capital firm that was a former stockholder of the Company, informed the Chairman of the Board that he will retire from the Company’s board of directors and will not stand for re-election at the Company’s annual meeting of stockholders in 2010.  Mr. Chung’s decision is based solely on the increasing demands on his time as a managing director of Summit Partners.  Mr. Chung will remain on the Board and on the Compensation Committee of the Board for the remainder of his term.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated January 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT INSURANCE HOLDINGS, INC.

By:	/s/ John G. Pasqualetto
John G. Pasqualetto
Chairman, President and Chief Executive Officer

Date: January 15, 2010